UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 August 21, 2003


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)


          California                     000-30083               95-3927330
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)



 3990-B Heritage Oak Court, Simi Valley, CA                     93063
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (805) 583-7744



                             Exhibit Index on page 3

Item 7.

(c) Exhibits.

    Exhibit Number         Description

        99.1               Press release of Qualstar Corporation dated August
                           21, 2003.


Item 9.    Regulation FD Disclosure

         On August 21, 2003, Qualstar Corporation issued a press release regarding results of operations for the three months and fiscal year ended June 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         This Current Report on Form 8-K and the press release attached hereto are being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K, insofar as they disclose historical information regarding Qualstar's results of operations for the three months and fiscal year ended June 30, 2003.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUALSTAR CORPORATION



August 21, 2003                                      By:  /s/ FREDERIC T. BOYER
                                                          ---------------------
                                                         Frederic T. Boyer
                                                         Chief Financial Officer

                                                                   EXHIBIT INDEX


 Exhibit Number     Description

      99.1          Press release of Qualstar Corporation dated August 21, 2003.